LAZARD REPORTS FOURTH QUARTER AND FULL YEAR 2025 RESULTS

•Record full-year Financial Advisory adjusted net revenue of $1.8 billion
•Record full-year Asset Management inflows and total AUM up 12% year-over-year
•Financial Advisory ahead of 2030 targets, with revenue per MD of $8.9 million1 and 21 Managing Directors hired during 2025

NEW YORK, January 29, 2026 – Lazard, Inc. (NYSE: LAZ) today reported net revenue of $907 million and adjusted net revenue2 of $892 million for the quarter ended December 31, 2025. For the full year of 2025, Lazard reported net revenue of $3,099 million and adjusted net revenue2 of $3,030 million.

On a U.S. GAAP basis, Lazard reported fourth-quarter 2025 net income of $50 million or $0.45 per share, diluted. For the full year of 2025, net income on a U.S. GAAP basis was $237 million or $2.17 per share, diluted. For the fourth quarter 2025, adjusted net income2 was $89 million or $0.80 per share, diluted. For the full year of 2025, adjusted net income2 was $266 million or $2.44 per share, diluted.

“2025 demonstrates our ongoing focus on executing our Lazard 2030 long-term growth strategy, with record revenue in Financial Advisory and record gross inflows in Asset Management,” said Peter R. Orszag, CEO and Chairman of Lazard. “Efforts to transform both businesses over the past two years are gaining traction and delivering results. With favorable business conditions and strong client demand for contextual alpha—combining business decision-making with broader macroeconomic and geopolitical perspective—Lazard is well positioned for substantial growth opportunities ahead.”

Today, Lazard also announced that Tracy Farr has been appointed Chief Financial Officer. You can read the full press release on Lazard.com.

(Selected results, $ in millions,	Three Months Ended			Year Ended
except per share data and AUM)	December 31,			December 31,
U.S. GAAP Financial Measures	2025	2024	% ’25-’24	2025	2024	% ’25-’24
Net Revenue	$907	$817	11%	$3,099	$3,052	2%
Financial Advisory	$542	$520	4%	$1,834	$1,756	4%
Asset Management	$367	$312	18%	$1,275	$1,187	7%

Net Income	$50	$86	(42%)	$237	$280	(15%)
Per share, diluted	$0.45	$0.80	(44%)	$2.17	$2.68	(19%)

Adjusted Financial Measures[2]
Net Revenue	$892	$812	10%	$3,030	$2,890	5%
Financial Advisory	$542	$508	7%	$1,825	$1,731	5%
Asset Management	$339	$287	18%	$1,166	$1,100	6%

Net Income	$89	$85	5%	$266	$244	9%
Per share, diluted	$0.80	$0.78	3%	$2.44	$2.34	4%

Assets Under Management (AUM) ($ in billions)
Ending AUM	$254	$226	12%
Average AUM	$261	$234	12%	$247	$243	2%
Note: Reconciliations of U.S. GAAP to Adjusted results are shown on pages 14-16. Endnotes are on page 5 of this release.

Media Contact:	Shannon Houston	+1 212 632 6880	shannon.houston@lazard.com
Investor Contact:	Alexandra Deignan	+1 212 632 6886	alexandra.deignan@lazard.com

NET REVENUE
Financial Advisory
For the fourth quarter of 2025, Financial Advisory reported both net revenue and adjusted net revenue2 of $542 million, 4% and 7% higher than the fourth quarter of 2024, respectively.
For the full year of 2025, Financial Advisory reported net revenue and adjusted net revenue2 of $1,834 million and $1,825 million, 4% and 5% higher than the full year of 2024, respectively.

Lazard is one of the world’s leading independent financial advisors, serving as a trusted partner to clients on significant and complex M&A transactions. During and since the fourth quarter of 2025, selected highlights include (clients are in italics):

•Kellanova’s $35.9 billion acquisition by Mars
•Constellation Energy’s $26.6 billion acquisition of Calpine
•AkzoNobel’s $25.0 billion combination with Axalta
•TPG's €6.7 billion acquisition of Techem by Partners Group and a consortium of minority investors including GIC, TPG Rise Climate and Mubadala
•Investindustrial’s $2.9 billion acquisition of TreeHouse Foods
•Atlas Holding’s $1.0 billion acquisition of ODP Corporation (Office Depot)
•Goodyear Tire & Rubber’s $650 million sale of Chemical Business to Gemspring Capital
•Locusview’s $525 million acquisition by Itron
•Audi Group’s sale of a majority stake in Italdesign to UST Global
•Apollo’s acquisition of Prosol Group
•3Cloud’s acquisition by Cognizant

Lazard provides tailored advice, expertise and access to a broad universe of capital providers through our Private Capital Advisory and Capital Solutions practices. Private equity assignments include advising CVC Capital Partners on multiple engagements, Odyssey Investment Partners on a continuation fund, and advising on the closing of EIR Partner’s Fund III. In addition, capital structure and debt raising assignments include Lighthouse, NeXtwind, and Ørsted.

Lazard’s preeminent restructuring and liability management practice has been engaged in a broad range of mandates including debtor roles involving Anastasia Beverly Hills, Bourbon, First Brands Group, Pine Gate Renewables, and Superior Industries, and creditor roles involving Modivcare, Saks Global, and SI Group. In addition, our sovereign advisory practice continues to be active in advising governments and sovereign entities across developed and emerging markets.
For a list of publicly announced transactions please visit our website or follow Lazard on LinkedIn.
Asset Management
For the fourth quarter of 2025, Asset Management reported net revenue and adjusted net revenue2 of $367 million and $339 million, respectively, both 18% higher than the fourth quarter of 2024.
Management fees and other revenue, on an adjusted basis2, were $301 million for the fourth quarter of 2025, 17% higher than the fourth quarter of 2024, and 6% higher than the third quarter of 2025.
Incentive fees on an adjusted basis2 were $37 million for the fourth quarter of 2025, compared to $29 million for the fourth quarter of 2024.
Average assets under management (AUM) was $261 billion for the fourth quarter of 2025, 12% higher than the fourth quarter of 2024, and 1% higher than the third quarter of 2025.

For the full year of 2025, Asset Management net revenue and adjusted net revenue2 were $1,275 million and $1,166 million, 7% and 6% higher than the full year of 2024, respectively.
Management fees and other revenue, on an adjusted basis2, were $1,107 million for the full year of 2025, 5% higher than the full year of 2024.
Incentive fees on an adjusted basis2 were $59 million for the full year of 2025, compared to $43 million for the full year of 2024.
Average AUM for the full year of 2025 was $247 billion, 2% higher than the full year of 2024. AUM as of December 31, 2025 was $254 billion, 12% higher than December 31, 2024, and 4% lower than September 30, 2025. The change from December 31, 2024 was driven by market appreciation of $35.0 billion, net outflows of $18.1 billion, and foreign exchange appreciation of $11.1 billion. Excluding one large U.S. sub-advised relationship, net inflows were $8.4 billion for the full year 2025.
OPERATING EXPENSES
Compensation and Benefits Expense
For the fourth quarter of 2025, compensation and benefits expense on a U.S. GAAP and an adjusted basis2 was $638 million and $585 million, respectively, compared to $534 million and $533 million, respectively, for the fourth quarter of 2024. The adjusted compensation ratio3 for the fourth quarter of 2025 was 65.5%, compared to the fourth-quarter 2024 ratio of 65.6%.
For the full year of 2025, compensation and benefits expense on a U.S. GAAP and an adjusted basis2 was $2,085 million and $1,985 million, respectively, compared to $2,003 million and $1,903 million, respectively, for the full year of 2024. The adjusted compensation ratio3 for the full year of 2025 was 65.5%, compared to 65.9% for the full year of 2024.
We focus on the adjusted compensation ratio3 to manage costs, balancing a view of current conditions in the market for talent alongside our objective to drive long-term shareholder value. As part of our Lazard 2030 vision and long-term growth strategy, we aim to deliver an adjusted compensation ratio3 of 60% or below, with timing dependent on market conditions.
Non-Compensation Expenses
For the fourth quarter of 2025, non-compensation expenses on a U.S. GAAP basis were $183 million, in line with the fourth quarter of 2024. On an adjusted basis2, non-compensation expenses were $159 million, 3% higher than the fourth quarter of 2024.
The adjusted non-compensation ratio4 was 17.8% for the fourth quarter of 2025, compared to 19.0% for the fourth quarter of 2024.
For the full year of 2025, non-compensation expenses on a U.S. GAAP basis were $705 million, 5% higher than the full year of 2024. On an adjusted basis2, non-compensation expenses were $613 million, 7% higher than the full year of 2024.
The adjusted non-compensation ratio4 was 20.2% for the full year of 2025, compared to 19.9% for the full year of 2024.
As part of our Lazard 2030 vision and long-term growth strategy, we aim to deliver an adjusted non-compensation ratio4 between 16% to 20%, with timing dependent on market conditions.

TAXES
The provision for income taxes on a U.S. GAAP and an adjusted basis2 was $31 million and $37 million, respectively, for the fourth quarter of 2025, which equates to an effective tax rate of 36.2% on a U.S. GAAP basis and 29.5% on an adjusted basis2.
The provision for income taxes on a U.S. GAAP and an adjusted basis2 was $77 million and $78 million, respectively, for the full year of 2025, which equates to an effective tax rate of 23.4% on a U.S. GAAP basis and 22.7% on an adjusted basis2.
CAPITAL MANAGEMENT AND BALANCE SHEET
In the fourth quarter of 2025, Lazard returned $98 million to shareholders, which included: $47 million in dividends; $50 million in repurchases of our common stock; and $0.4 million in satisfaction of employee tax obligations in lieu of share issuances upon vesting of equity grants.
In the full year of 2025, Lazard returned $393 million to shareholders, which included: $187 million in dividends; $91 million in repurchases of our common stock; and $115 million in satisfaction of employee tax obligations in lieu of share issuances upon vesting of equity grants.
In the fourth quarter of 2025, we repurchased 1.0 million shares at an average price of $49.12. During the full year of 2025, we repurchased 1.9 million shares at an average price of $47.97. As of December 31, 2025, our total outstanding share repurchase authorization was approximately $109 million.
On January 28, 2026, Lazard declared a quarterly dividend of $0.50 per share on its outstanding common stock. The dividend is payable on February 20, 2026, to stockholders of record on February 9, 2026.
Lazard’s financial position remains strong. As of December 31, 2025, our cash and cash equivalents were $1,469 million.

ENDNOTES

1Revenue per MD is calculated as Financial Advisory adjusted net revenue divided by the average number of Financial Advisory Managing Directors.
2A non-GAAP measure. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. See attached financial schedules and related notes for a detailed explanation of adjustments to corresponding U.S. GAAP results. We believe that presenting our results on an adjusted basis, in addition to the U.S. GAAP results, is a meaningful and useful way to compare our operating results across periods.
3A non-GAAP measure which represents adjusted compensation and benefits expense as a percentage of adjusted net revenue.
4A non-GAAP measure which represents adjusted non-compensation expenses as a percentage of adjusted net revenue.
CONFERENCE CALL

Lazard will host a conference call at 8:00 a.m. ET on January 29, 2026, to discuss the company’s financial results for the fourth quarter and full year of 2025. The conference call can be accessed via a live audio webcast available through Lazard’s Investor Relations website at www.lazard.com, or by dialing +1 800-445-7795 (toll-free, U.S. and Canada) or +1 785-424-1699 (outside of the U.S. and Canada), 15 minutes prior to the start of the call. Conference ID: LAZQ425.
A replay of the conference call will be available by 10:00 a.m. ET, January 29, 2026, via the Lazard Investor Relations website at www.lazard.com, or by dialing +1 800-839-5109 (toll-free, U.S. and Canada) or +1 402-220-2688 (outside of the U.S. and Canada).
ABOUT LAZARD
Founded in 1848, Lazard is the preeminent financial advisory and asset management firm, with operations in North and South America, Europe, the Middle East, Asia, and Australia. Lazard provides advice on mergers and acquisitions, capital markets and capital solutions, restructuring and liability management, geopolitics, and other strategic matters, as well as asset management and investment solutions to institutions, corporations, governments, partnerships, family offices, and high net worth individuals. Lazard is listed on the New York Stock Exchange as Lazard, Inc. under the ticker LAZ. For more information, please visit Lazard.com and Lazard on LinkedIn.

Cautionary Note Regarding Forward-Looking Statements:
This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “might,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” “goal,” "pipeline," or “continue,” and the negative of these terms and other comparable terminology. These forward-looking statements, which are subject to known and unknown risks, uncertainties and assumptions about us, may include projections of our future financial performance based on our growth strategies, business plans and initiatives and anticipated trends in our business. These forward-looking statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements.
These factors include, but are not limited to, those discussed in our Annual Report on Form 10-K under Item 1A “Risk Factors,” and also discussed from time to time in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, including the following:
•Adverse general economic conditions or adverse conditions in global or regional financial markets;
•Changes in international trade policies and practices including the implementation of tariffs, proposed further tariffs, and responses from other jurisdictions, the risk of potential government shutdowns, and the economic impacts, volatility and uncertainty resulting therefrom;
•A decline in our revenues, for example due to a decline in overall mergers and acquisitions (M&A) activity, our share of the M&A market or our assets under management (AUM);
•Losses caused by financial or other problems experienced by third parties;
•Losses due to unidentified or unanticipated risks;
•A lack of liquidity, i.e., ready access to funds, for use in our businesses;
•Competitive pressure on our businesses and on our ability to retain and attract employees at current compensation levels; and
•Changes in relevant tax laws, regulations or treaties or an adverse interpretation of those items

These risks and uncertainties are not exhaustive. Our SEC reports describe additional factors that could adversely affect our business and financial performance. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for our management to predict all risks and uncertainties, nor can management assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

As a result, there can be no assurance that the forward-looking statements included in this release will prove to be accurate or correct. Although we believe the statements reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance, achievements or events. Moreover, neither we nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. We are under no duty to update any of these forward-looking statements after the date of this release to conform our prior statements to actual results or revised expectations and we do not intend to do so.
Lazard, Inc. is committed to providing timely and accurate information to the investing public, consistent with our legal and regulatory obligations. To that end, Lazard and its operating companies use their websites, and other social media sites to convey information about their businesses, including the anticipated release of quarterly financial results, quarterly financial, statistical and business-related information, and the posting of updates of assets under management in various mutual funds, hedge funds and other investment products managed by Lazard Asset Management LLC and Lazard Frères Gestion SAS. Investors can link to Lazard and its operating company websites through www.lazard.com.
***

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(U.S. GAAP - unaudited)

	Three Months Ended			% Change From
	December 31,	September 30,	December 31,	September 30,	December 31,
($ in thousands, except per share data)	2025	2025	2024	2025	2024

REVENUE
Total revenue	$929,378	$770,764	$839,018	21%	11%
Interest expense	(22,657)	(22,686)	(22,149)
Net revenue	906,721	748,078	816,869	21%	11%

OPERATING EXPENSES
Compensation and benefits	637,694	498,212	534,423	28%	19%

Occupancy and equipment	31,579	31,908	33,798
Marketing and business development	35,077	26,085	28,572
Technology and information services	48,845	48,862	47,573
Professional services	23,708	20,951	23,954
Fund administration and outsourced services	33,077	32,390	25,923
Other	10,418	14,886	23,779
Non-compensation expenses	182,704	175,082	183,599	4%	–%
Provision (benefit) pursuant to tax receivable agreement	1,371	(20,146)	(8,237)
Operating expenses	821,769	653,148	709,785	26%	16%

Operating income	84,952	94,930	107,084	(11%)	(21%)

Provision for income taxes	30,738	21,430	28,788	43%	7%
Net income	54,214	73,500	78,296	(26%)	(31%)
Net income (loss) attributable to noncontrolling interests	4,351	2,253	(8,014)
Net income attributable to Lazard, Inc.	$49,863	$71,247	$86,310	(30%)	(42%)

Attributable to Lazard, Inc. Common Stockholders:
Weighted average shares outstanding:
Basic	99,014,231	98,112,393	94,783,104	1%	4%
Diluted	107,610,166	108,001,762	106,113,813	–%	1%

Net income per share:
Basic	$0.49	$0.71	$0.89	(31%)	(45%)
Diluted	$0.45	$0.65	$0.80	(31%)	(44%)

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(U.S. GAAP - unaudited)

	Year Ended
	December 31,	December 31,
($ in thousands, except per share data)	2025	2024	% Change

REVENUE
Total revenue	$3,186,466	$3,139,904	1%
Interest expense	(87,619)	(88,067)
Net revenue	3,098,847	3,051,837	2%

OPERATING EXPENSES
Compensation and benefits	2,085,384	2,003,212	4%

Occupancy and equipment	132,603	132,935
Marketing and business development	118,486	99,446
Technology and information services	193,195	183,524
Professional services	88,085	87,109
Fund administration and outsourced services	122,066	107,173
Other	50,205	60,203
Non-compensation expenses	704,640	670,390	5%
Benefit pursuant to tax receivable agreement	(18,775)	(8,237)
Operating expenses	2,771,249	2,665,365	4%

Operating income	327,598	386,472	(15%)

Provision for income taxes	76,578	99,764	(23%)
Net income	251,020	286,708	(12%)
Net income attributable to noncontrolling interests	14,189	6,796
Net income attributable to Lazard, Inc.	$236,831	$279,912	(15%)

Attributable to Lazard, Inc. Common Stockholders:
Weighted average shares outstanding:
Basic	97,479,092	93,139,352	5%
Diluted	106,338,079	102,392,171	4%

Net income per share:
Basic	$2.37	$2.93	(19%)
Diluted	$2.17	$2.68	(19%)

CONDENSED CONSOLIDATED
STATEMENT OF FINANCIAL CONDITION
(U.S. GAAP - unaudited)

	As of
	December 31,	December 31,
($ in thousands)	2025	2024

ASSETS

Cash and cash equivalents	$1,469,416	$1,308,218
Deposits with banks and short-term investments	167,134	268,684
Restricted cash	34,021	32,466
Receivables	897,786	753,623
Investments	625,846	614,947
Property	168,005	160,402
Operating lease right-of-use assets	412,584	434,938
Goodwill and other intangible assets	395,262	393,575
Deferred tax assets	459,087	479,582
Other assets	311,593	347,558

Total Assets	$4,940,734	$4,793,993

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS & STOCKHOLDERS’ EQUITY

Liabilities

Deposits and other customer payables	$330,852	$308,213
Accrued compensation and benefits	794,754	844,953
Operating lease liabilities	485,149	505,483
Senior debt	1,688,086	1,687,052
Other liabilities	652,763	683,509
Total liabilities	3,951,604	4,029,210

Commitments and contingencies

Redeemable noncontrolling interests	78,379	79,629

Stockholders’ equity

Preferred stock, par value $.01 per share	–	–
Common stock, par value $.01 per share	1,117	1,128
Additional paid-in capital	340,351	327,810
Retained earnings	1,488,107	1,472,113
Accumulated other comprehensive loss, net of tax	(271,509)	(326,742)
Subtotal	1,558,066	1,474,309
Common stock held in treasury, at cost	(684,411)	(838,069)
Total Lazard, Inc. stockholders’ equity	873,655	636,240
Noncontrolling interests	37,096	48,914
Total stockholders’ equity	910,751	685,154

Total liabilities, redeemable noncontrolling interests and stockholders’ equity	$4,940,734	$4,793,993

SELECTED SUMMARY FINANCIAL INFORMATION
(Adjusted Basis - Non-GAAP - unaudited)

	Three Months Ended			% Change From
	December 31,	September 30,	December 31,	September 30,	December 31,
($ in thousands, except per share data)	2025	2025	2024	2025	2024

Net Revenue:

Financial Advisory	$541,628	$422,279	$507,672	28%	7%
Asset Management	338,589	294,189	287,211	15%	18%
Corporate	11,892	8,185	17,550	45%	(32%)

Adjusted net revenue	$892,109	$724,653	$812,433	23%	10%

Expenses:

Adjusted compensation and benefits expense	$584,659	$474,647	$532,563	23%	10%
Adjusted compensation ratio (a)	65.5%	65.5%	65.6%

Adjusted non-compensation expenses	$158,890	$148,665	$154,002	7%	3%
Adjusted non-compensation ratio (b)	17.8%	20.5%	19.0%

Earnings:

Adjusted operating income	$148,560	$101,341	$125,868	47%	18%
Adjusted operating margin (c)	16.7%	14.0%	15.5%

Adjusted net income	$88,771	$61,872	$84,929	43%	5%

Adjusted diluted net income per share	$0.80	$0.56	$0.78	43%	3%

Adjusted diluted weighted average shares (d)	111,064,073	110,354,682	108,357,556	1%	2%

Adjusted effective tax rate (e)	29.5%	21.4%	18.1%

This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. For a detailed explanation of the adjustments made to the corresponding U.S. GAAP measures, see Reconciliation of U.S. GAAP to Adjusted Results and Notes to Financial Schedules.

See Notes to Financial Schedules

SELECTED SUMMARY FINANCIAL INFORMATION
(Adjusted Basis - Non-GAAP - unaudited)

	Year Ended
	December 31,	December 31,
($ in thousands, except per share data)	2025	2024	% Change

Net Revenue:

Financial Advisory	$1,824,809	$1,731,049	5%
Asset Management	1,165,763	1,099,874	6%
Corporate	39,241	58,631	(33%)

Adjusted net revenue	$3,029,813	$2,889,554	5%

Expenses:

Adjusted compensation and benefits expense	$1,984,855	$1,903,463	4%
Adjusted compensation ratio (a)	65.5%	65.9%

Adjusted non-compensation expenses	$612,808	$575,146	7%
Adjusted non-compensation ratio (b)	20.2%	19.9%

Earnings:

Adjusted operating income	$432,150	$410,945	5%
Adjusted operating margin (c)	14.3%	14.2%

Adjusted net income	$266,364	$244,110	9%

Adjusted diluted net income per share	$2.44	$2.34	4%

Adjusted diluted weighted average shares (d)	108,947,912	104,398,248	4%

Adjusted effective tax rate (e)	22.7%	24.4%

This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. For a detailed explanation of the adjustments made to the corresponding U.S. GAAP measures, see Reconciliation of U.S. GAAP to Adjusted Results and Notes to Financial Schedules.

See Notes to Financial Schedules

COMPENSATION AND BENEFITS EXPENSE - ANALYSIS
(Adjusted Basis - Non-GAAP - unaudited)

	Year Ended
	December 31,
($ in millions)	2025	2024	2023	2022	2021	2020	2019

Base salary	$579	$547	$558	$535	$487	$455	$447

Benefits and other	396	345	291	293	287	228	258

Current cash incentive compensation (f)	583	587	365	458	662	435	391

Total cash compensation, benefits and other	1,558	1,479	1,213	1,286	1,436	1,118	1,096

Amortization of deferred incentive awards	427	424	489	371	400	384	368

Adjusted compensation and benefits expense	$1,985	$1,903	$1,703	$1,657	$1,836	$1,502	$1,464

Adjusted compensation ratio (a)	65.5%	65.9%	69.8%	59.8%	58.5%	59.5%	57.5%

Memo:

Adjusted net revenue	$3,030	$2,890	$2,440	$2,769	$3,139	$2,524	$2,546

This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. For a detailed explanation of the adjustments made to the corresponding U.S. GAAP measures, see Reconciliation of U.S. GAAP to Selected Summary Financial Information and Notes to Financial Schedules.

See Notes to Financial Schedules

ASSETS UNDER MANAGEMENT
(unaudited)

	As of			% Change From
	December 31,	September 30,	December 31,	September 30,	December 31,
($ in millions)	2025	2025	2024	2025	2024

Equity:
Emerging Markets	$41,121	$37,737	$27,926	9.0%	47.2%
Global	69,192	66,695	49,058	3.7%	41.0%
Local	36,973	52,445	49,750	(29.5%)	(25.7%)
Multi-Regional	51,970	51,633	48,204	0.7%	7.8%
Total Equity	199,256	208,510	174,938	(4.4%)	13.9%
Fixed Income:
Emerging Markets	4,856	5,191	6,919	(6.5%)	(29.8%)
Global	12,038	12,625	11,138	(4.6%)	8.1%
Local	5,166	5,268	5,617	(1.9%)	(8.0%)
Multi-Regional	23,582	24,102	19,612	(2.2%)	20.2%
Total Fixed Income	45,642	47,186	43,286	(3.3%)	5.4%
Alternative Investments	3,842	3,616	2,917	6.3%	31.7%
Private Wealth Alternative Investments	3,343	3,163	3,097	5.7%	7.9%
Private Equity	1,576	1,477	1,514	6.7%	4.1%
Cash Management	641	585	569	9.6%	12.7%
Total AUM	$254,300	$264,537	$226,321	(3.9%)	12.4%

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2025	2025	2024	2025	2024

AUM - Beginning of Period	$264,537	$248,360	$247,657	$226,321	$246,651

Net Flows	(19,713)	4,575	(10,068)	(18,120)	(35,676)
Market and foreign exchange
appreciation (depreciation)	9,476	11,602	(11,268)	46,099	15,346

AUM - End of Period	$254,300	$264,537	$226,321	$254,300	$226,321

Average AUM	$261,075	$257,358	$233,813	$246,851	$243,003

% Change in Average AUM		1.4%	11.7%		1.6%

Note: Average AUM generally represents the average of the monthly ending AUM balances for the period.

RECONCILIATION OF U.S. GAAP TO ADJUSTED RESULTS
(unaudited)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
($ in thousands)	2025	2025	2024	2025	2024

Net Revenue
Financial Advisory net revenue - U.S. GAAP	$542,303	$427,335	$520,451	$1,834,303	$1,756,183
Adjustments:
Reimbursable deal costs, provision for credit losses and other (g)	(601)	(5,061)	(12,780)	(9,433)	(25,764)
Interest expense (credit) (h)	(74)	5	1	(61)	43
Losses associated with cost-saving initiatives (i)	–	–	–	–	587
Adjusted Financial Advisory net revenue	$541,628	$422,279	$507,672	$1,824,809	$1,731,049

Asset Management net revenue - U.S. GAAP	$367,119	$327,029	$312,136	$1,274,726	$1,186,977
Adjustments:
Noncontrolling interests and similar arrangements (j)	(7,432)	(12,765)	(8,893)	(32,272)	(22,214)
Distribution fees and other (g)	(21,102)	(20,083)	(16,038)	(76,712)	(64,901)
Interest expense (h)	4	8	6	21	12
Adjusted Asset Management net revenue	$338,589	$294,189	$287,211	$1,165,763	$1,099,874

Corporate net revenue - U.S. GAAP	($2,701)	($6,286)	($15,718)	($10,182)	$108,677
Adjustments:
Noncontrolling interests and similar arrangements (j)	(4,312)	(3,327)	2,476	(13,575)	(7,339)
(Gains) losses related to Lazard Fund Interests (“LFI”) and similar arrangements (k)	(3,749)	(4,823)	8,728	(24,324)	(16,176)
Interest expense (h)	22,654	22,621	22,064	87,322	87,740
Gain on sale of property (l)	–	–	–	–	(114,271)
Adjusted Corporate net revenue	$11,892	$8,185	$17,550	$39,241	$58,631

Net revenue - U.S. GAAP	$906,721	$748,078	$816,869	$3,098,847	$3,051,837
Adjustments:
Noncontrolling interests and similar arrangements (j)	(11,744)	(16,092)	(6,417)	(45,847)	(29,553)
(Gains) losses related to Lazard Fund Interests (“LFI”) and similar arrangements (k)	(3,749)	(4,823)	8,728	(24,324)	(16,176)
Distribution fees, reimbursable deal costs, provision for credit losses and other (g)	(21,703)	(25,144)	(28,818)	(86,145)	(90,665)
Interest expense (h)	22,584	22,634	22,071	87,282	87,795
Losses associated with cost-saving initiatives (i)	–	–	–	–	587
Gain on sale of property (l)	–	–	–	–	(114,271)
Adjusted net revenue	$892,109	$724,653	$812,433	$3,029,813	$2,889,554

This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. For a detailed explanation of the adjustments made to the corresponding U.S. GAAP measures, see Notes to Financial Schedules.

See Notes to Financial Schedules

RECONCILIATION OF U.S. GAAP TO ADJUSTED RESULTS
(unaudited)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
($ in thousands, except per share data)	2025	2025	2024	2025	2024

Compensation and Benefits Expense
Compensation and benefits expense - U.S. GAAP	$637,694	$498,212	$534,423	$2,085,384	$2,003,212
Adjustments:
Noncontrolling interests and similar arrangements (j)	(5,310)	(12,594)	(13,707)	(26,081)	(19,961)
(Charges) credits pertaining to LFI and similar arrangements (m)	(3,749)	(4,823)	8,728	(24,324)	(16,176)
Expenses associated with senior management transition (n)	(43,976)	(6,148)	–	(50,124)	–
Expenses associated with cost-saving initiatives	–	–	–	–	(46,610)
Expenses associated with sale of property (o)	–	–	3,119	–	(17,002)
Adjusted compensation and benefits expense	$584,659	$474,647	$532,563	$1,984,855	$1,903,463

Non-Compensation Expenses
Non-compensation expenses - U.S. GAAP	$182,704	$175,082	$183,599	$704,640	$670,390
Adjustments:
Noncontrolling interests and similar arrangements (j)	(2,085)	(1,246)	(726)	(5,582)	(2,805)
Distribution fees, reimbursable deal costs, provision for credit losses and other (g)	(21,703)	(25,144)	(28,818)	(86,145)	(90,665)
Amortization and other acquisition-related costs	(26)	(27)	(53)	(105)	(242)
Expenses associated with cost-saving initiatives	–	–	–	–	(1,532)
Adjusted non-compensation expenses	$158,890	$148,665	$154,002	$612,808	$575,146

Operating Income
Operating income - U.S. GAAP	$84,952	$94,930	$107,084	$327,598	$386,472
Adjustments:
Noncontrolling interests and similar arrangements (j)	(4,349)	(2,252)	8,016	(14,184)	(6,787)
Interest expense (h)	22,584	22,634	22,071	87,282	87,795
Amortization and other acquisition-related costs	26	27	53	105	242
Expenses associated with senior management transition (n)	43,976	6,148	–	50,124	–
Losses associated with cost-saving initiatives (i)	–	–	–	–	587
Expenses associated with cost-saving initiatives	–	–	–	–	48,142
Gain on sale of property (l)	–	–	–	–	(114,271)
Expenses associated with sale of property (o)	–	–	(3,119)	–	17,002
Provision (benefit) pursuant to tax receivable agreement obligation (“TRA”) (p)	1,371	(20,146)	(8,237)	(18,775)	(8,237)
Adjusted operating income	$148,560	$101,341	$125,868	$432,150	$410,945

Provision for Income Taxes
Provision for income taxes - U.S. GAAP	$30,738	$21,430	$28,788	$76,578	$99,764
Adjustment:
Tax effect of adjustments	6,439	(4,623)	(9,975)	1,816	(20,972)
Adjusted provision for income taxes	$37,177	$16,807	$18,813	$78,394	$78,792

Net Income attributable to Lazard, Inc.
Net income attributable to Lazard, Inc. - U.S. GAAP	$49,863	$71,247	$86,310	$236,831	$279,912
Adjustments:
Expenses associated with senior management transition (n)	43,976	6,148	–	50,124	–
Losses associated with cost-saving initiatives (i)	–	–	–	–	587
Expenses associated with cost-saving initiatives	–	–	–	–	48,142
Gain on sale of property (l)	–	–	–	–	(114,271)
Expenses associated with sale of property (o)	–	–	(3,119)	–	17,002
Provision (benefit) pursuant to tax receivable agreement obligation (“TRA”) (p)	1,371	(20,146)	(8,237)	(18,775)	(8,237)
Noncontrolling interests effect of adjustments	–	–	–	–	3
Tax effect of adjustments	(6,439)	4,623	9,975	(1,816)	20,972
Adjusted net income	$88,771	$61,872	$84,929	$266,364	$244,110

Diluted Weighted Average Shares Outstanding
Diluted weighted average shares outstanding - U.S. GAAP	107,610,166	108,001,762	106,113,813	106,338,079	102,392,171
Adjustment:
Participating securities including profits interest participation rights and other	3,453,907	2,352,920	2,243,743	2,609,833	2,006,077
Adjusted diluted weighted average shares outstanding (d)	111,064,073	110,354,682	108,357,556	108,947,912	104,398,248

Diluted Net Income per Share
Diluted net income per share - U.S. GAAP	$0.45	$0.65	$0.80	$2.17	$2.68
Diluted net income effect of adjustments	0.35	(0.09)	(0.02)	0.27	(0.34)
Adjusted net income per share	$0.80	$0.56	$0.78	$2.44	$2.34

This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. For a detailed explanation of the adjustments made to the corresponding U.S. GAAP measures, see Notes to Financial Schedules.

See Notes to Financial Schedules

RECONCILIATION OF NON-COMPENSATION EXPENSES U.S. GAAP TO ADJUSTED
(unaudited)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
($ in thousands)	2025	2025	2024	2025	2024

Non-compensation expenses - U.S. GAAP:
Occupancy and equipment	$31,579	$31,908	$33,798	$132,603	$132,935
Marketing and business development	35,077	26,085	28,572	118,486	99,446
Technology and information services	48,845	48,862	47,573	193,195	183,524
Professional services	23,708	20,951	23,954	88,085	87,109
Fund administration and outsourced services	33,077	32,390	25,923	122,066	107,173
Other	10,418	14,886	23,779	50,205	60,203
Non-compensation expenses - U.S. GAAP	$182,704	$175,082	$183,599	$704,640	$670,390

Non-compensation expenses - Adjustments:
Occupancy and equipment (j)	($99)	($98)	($93)	($387)	($1,849)
Marketing and business development (g) (j)	(5,885)	(3,989)	(4,501)	(16,563)	(12,588)
Technology and information services (g) (j)	(52)	(39)	(30)	(154)	(180)
Professional services (g) (j)	(1,310)	(957)	(1,368)	(4,934)	(4,596)
Fund administration and outsourced services (g) (j)	(19,121)	(18,814)	(14,942)	(71,522)	(62,226)
Other (g) (j)	2,653	(2,520)	(8,662)	1,728	(13,805)
Non-compensation expenses - Adjustments	($23,814)	($26,417)	($29,596)	($91,832)	($95,244)

Adjusted non-compensation expenses:
Occupancy and equipment	$31,480	$31,810	$33,705	$132,216	$131,086
Marketing and business development	29,192	22,096	24,071	101,923	86,858
Technology and information services	48,793	48,823	47,543	193,041	183,344
Professional services	22,398	19,994	22,586	83,151	82,513
Fund administration and outsourced services	13,956	13,576	10,980	50,544	44,947
Other	13,071	12,366	15,117	51,933	46,398
Adjusted non-compensation expenses	$158,890	$148,665	$154,002	$612,808	$575,146

This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. For a detailed explanation of the adjustments made to the corresponding U.S. GAAP measures, see Notes to Financial Schedules.

See Notes to Financial Schedules

Notes to Financial Schedules

(a)	A non-GAAP measure which represents adjusted compensation and benefits expense as a percentage of adjusted net revenue.

(b)	A non-GAAP measure which represents adjusted non-compensation expenses as a percentage of adjusted net revenue.

(c)	A non-GAAP measure which represents adjusted operating income as a percentage of adjusted net revenue.

(d)	A non-GAAP measure which includes units of the long-term incentive compensation program consisting of profits interest participation rights, which are equity incentive awards that, subject to certain conditions, may be exchanged for shares of our common stock. Certain profits interest participation rights may be excluded from the computations to U.S. GAAP net income per share. In addition, this measure includes the dilutive effect of the weighted average number of shares of common stock issuable from share-based compensation programs.

(e)	A non-GAAP measure which represents the adjusted provision for income taxes as a percentage of adjusted operating income less interest expense, amortization and other acquisition-related costs.

		Three Months Ended			Year Ended
	($ in thousands)	December 31,	September 30,	December 31,	December 31,	December 31,
		2025	2025	2024	2025	2024
	Adjusted provision for income taxes	$37,177	$16,807	$18,813	$78,394	$78,792
	Adjusted operating income less interest expense, amortization and other acquisition-related costs	$125,950	$78,680	$103,744	$344,763	$322,908
	Adjusted effective tax rate	29.5%	21.4%	18.1%	22.7%	24.4%

(f)	Current cash incentive compensation is composed of cash bonuses for a given year which are paid early in the following year, and for which no future service is required.

(g)	Represents certain distribution, introducer and management fees paid to third parties, reimbursable deal costs, and provision for credit losses relating to fees and other receivables that are deemed uncollectible, for which an equal amount is excluded for purposes of determining adjusted non-compensation expenses and included for purposes of determining adjusted net revenue.

(h)	Interest expense (credit), excluding interest expense incurred by Lazard Frères Banque SA (“LFB”), is added back in determining adjusted net revenue because such expense relates to corporate financing activities and is not considered to be a cost directly related to the revenue of our business.

(i)	Represents losses associated with the closing of certain offices as part of the cost-saving initiatives, primarily consisting of the reclassification of currency translation adjustments to earnings from accumulated other comprehensive loss.

(j)	(Revenue) loss and expenses related to the consolidation of noncontrolling interests and similar arrangements are excluded because the Company has no economic interest in such amounts.

(k)	Represents changes in the fair value of investments held in connection with LFI and other similar deferred compensation arrangements, for which a corresponding equal amount is excluded from compensation and benefits expense.

(l)	Represents gain on the sale of an owned office building.

(m)	Represents changes in the fair value of the compensation liability recorded in connection with LFI and other similar deferred incentive compensation awards, for which a corresponding equal amount is excluded from adjusted net revenue.

(n)	Represents expenses associated with the departure of certain executive officers.

(o)	Represents estimated statutory profit-sharing expenses associated with the sale of an owned office building.

(p)	Represents the effect of the periodic revaluation of the TRA liability.